                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 4, 2001




                        MURRAY INCOME PROPERTIES I, LTD.
               (Exact Name of Registrant as Specified in Charter)

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====================================================================================================================

                 TEXAS                                   0-14105                            75-1946214
--------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction of                     (Commission File                     (I.R.S. Employer
Incorporation or Organization)                           Number)                      Identification Number)
====================================================================================================================


                5550 LBJ Freeway, Suite 675, Dallas, Texas 75240
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 991-9090



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)




ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

           On May 4, 2001, pursuant to a Purchase and Sale Agreement dated effective as of February 16, 2001, as amended, Murray Income Properties I, Ltd.
(the "Partnership") sold the Castle Oaks Village Shopping Center property, located in San Antonio, Texas, to the National Exchange Services, Inc. (the
"Purchaser") for a sales price of $3,150,000 in cash. The sale of this property was authorized by the limited partners at a special meeting held on March 10, 2000. The Purchaser has no relationship with the Partnership or its general partners and its officers or directors (or their associates). The general partners anticipate that the commissions and expenses of the sale will be approximately $150,000, resulting in a net proceeds to the Partnership of approximately $3,000,000 and a gain of approximately $300,000.

           The sales price of $3,150,000 exceeds the 95% of the appraised value as disclosed in the proxy statement that was mailed to the Partnership's limited partners on or about January 14, 2000.

           The Partnership anticipates making a distribution of the net proceeds received from the sale of the Castle Oaks Village Shopping Center property after payment of the property's liabilities during the second quarter of 2001.


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



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION

MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2001
(UNAUDITED)

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                                                          Pro Forma
                                                        Adjustment for
                                         Historical      Castle Oaks
                                         Summary at         Village             Pro Forma
                                       March 31, 2001   Shopping Center      March 31, 2001
                                       --------------   ---------------      --------------
Assets

Properties held for sale, net           $ 10,525,515      $ (2,654,862)      $  7,870,653
Cash and cash equivalents                  1,922,487         3,001,589          4,924,076
Accounts receivable, net                     258,305           (22,077)           236,228
Other assets, net                            332,049           (58,220)           273,829
                                        ------------      ------------       ------------
                                        $ 13,038,356      $    266,430       $ 13,304,786
                                        ============      ============       ============

Liabilities and Partners' Equity

Account payable                         $     72,046      $     (1,854)      $     70,192
Accrued property taxes                        40,008           (14,162)            25,846
Security deposits                            315,130           (14,718)           300,412
                                        ------------      ------------       ------------
Total liabilities                            427,184           (30,734)           396,450
                                        ------------      ------------       ------------

Minority interest in joint venture         1,346,754                            1,346,754
                                        ------------      ------------       ------------

Total partners' equity                    11,264,418           297,164         11,561,582
                                        ------------      ------------       ------------
                                        $ 13,038,356      $    266,430       $ 13,304,786
                                        ============      ============       ============

See notes to pro forma financial statements



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



MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2001
(UNAUDITED)

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                                             Historical        Pro Forma
                                              Summary        Adjustment for         Pro Forma
                                           For the Three       Castle Oaks        For the Three
                                           Months Ended          Village           Months Ended
                                          March 31, 2001     Shopping Center      March 31, 2001
                                          --------------     ---------------      --------------
Income
   Rental                                 $     434,342       $    (104,143)      $     330,199
   Interest                                      28,263                (329)             27,934
                                          -------------       -------------       -------------
                                                462,605            (104,472)            358,133
                                          -------------                           -------------

Expenses:
   Depreciation                                      -0-                 -0-                 -0-
   Property operating                           122,868             (35,109)             87,759
   General and administrative                   110,345                                 110,345
   Bad debts, net                                    -0-                                     -0-
                                          -------------       -------------       -------------
                                                233,213             (35,109)            198,104
                                          -------------       -------------       -------------

   Earnings before minority interest            229,392             (69,363)            160,029

Minority interest in joint
   venture's earnings                            35,660                                  35,660
                                          -------------       -------------       -------------

Net earnings                              $     193,732       $     (69,363)      $     124,369
                                          =============       =============       =============

Basic earnings per limited
   partnership interest                   $        6.18       $       (2.21)      $        3.97
                                          =============       =============       =============


See notes to pro forma financial statements


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



MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2000
(UNAUDITED)

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                                                               Pro Forma
                                            Historical        Adjustment for        Pro Forma
                                           Summary For         Castle Oaks           For the
                                         the Year Ended          Village           Year Ended
                                        December 31, 2000    Shopping Center    December 31, 2000
                                        -----------------    ---------------    -----------------
Income
   Rental                                 $   2,481,323       $    (421,253)      $   2,060,070
   Interest                                     251,815              (1,218)            250,597
   Gain on termination of lease                 898,562                  -0-            898,562
   Gain on sale of property                   1,850,602                  -0-          1,850,602
                                          -------------       -------------       -------------
                                              5,482,302            (422,471)          5,059,831
                                          -------------       -------------       -------------
Expenses:
   Depreciation                                 134,102             (24,217)            109,885
   Property operating                           804,554            (162,965)            641,589
   General and administrative                   570,995                                 570,995
   Bad debts, net                                12,515              (2,276)             10,239
                                          -------------       -------------       -------------
                                              1,522,166            (189,458)          1,332,708
                                          -------------       -------------       -------------

   Earnings before minority interest          3,960,136            (233,013)          3,727,123

Minority interest in joint
   venture's earnings                           267,270                                 267,270
                                          -------------       -------------       -------------

Net earnings                              $   3,692,866       $    (233,013)      $   3,459,853
                                          =============       =============       =============

Basic earnings per limited
   partnership interest                   $      110.89       $       (7.43)      $      103.46
                                          =============       =============       =============


See notes to pro forma financial statements



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



MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)


           The unaudited pro forma consolidated balance sheet as of March 31, 2001 is based on the unaudited historical consolidated financial statements of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated as of March 31, 2001. The pro forma adjustments include net proceeds of approximately $3,000,000.

           The unaudited pro forma consolidated statement of earnings for the three months ended March 31, 2001 is based on the unaudited historical statement of earnings of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated on January 1, 2001.

           The unaudited pro forma consolidated statement of earnings for the year ended December 31, 2000 is based on the unaudited historical consolidated statement of earnings of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated on January 1, 2000.

           These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Partnership including its Annual Report on Form 10-K for the year ended December 31, 2000 and the unaudited financial statements of the Partnership on Form 10-Q for the three months ended March 31, 2001.




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



(c)      EXHIBITS.

         10.1     Purchase and Sale Agreement dated effective as of February 16,
                  2001 by and between the Partnership and James F. Cotter.

         10.2     First Amendment to Purchase and Sale Agreement dated April 20,
                  2001 by and between the Partnership and James F. Cotter.

         10.3     Assignment Agreement for Acquisition Property dated May 2,
                  2001 by and between the Partnership, James F. Cotter and National Exchange Services, Inc.



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



                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MURRAY INCOME PROPERTIES I, LTD.

                                         By: Murray Realty Investors VIII, Inc.,
                                             a general partner


                                             By: /s/ Mitchell Armstrong
                                                --------------------------------
                                                 Mitchell Armstrong
                                                 President




Date: May 18, 2001



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



                                  EXHIBIT LIST

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EXHIBIT
NUMBER            DESCRIPTION
------            -----------
10.1              Purchase and Sale Agreement dated effective as of February 16,
                  2001 by and between the Partnership and James F. Cotter.

10.2              First Amendment to Purchase and Sale Agreement dated April 20,
                  2001 by and between the Partnership and James F. Cotter.

10.3              Assignment Agreement for Acquisition Property dated May 2,
                  2001 by and between the Partnership, James F. Cotter and National Exchange Services, Inc.



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